Putnam
Tax Exempt
Money Market
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-05

[GRAPHIC OMITTED: JAPANESE LANTERN]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended March 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until approximately March 2005. Also in March, we began to see a measurable increase in longer-term interest rates, which, along with continued record-high energy prices, has slowed the stock market's momentum. Concerns about inflation have also begun to influence the markets once again and may affect bond prices going forward. In such an environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

Given these trends, we want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on improving investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. Furthermore, on page 13, we provide information about the most recent approval by the Trustees of your fund's management contract with Putnam.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objective during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 18, 2005


Report from Fund Management

Fund highlights

 * For the six months ended March 31, 2005, Putnam Tax Exempt Money Market Fund's class A shares returned 0.57%.

 * The fund's benchmark, the Merrill Lynch 91-Day Treasury Bill Index, returned 1.06%.

 * For the same period, the average return for the fund's Lipper category, Tax-Exempt Money Market Funds, was 0.52%.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

The Federal Reserve Board's (the Fed's) efforts to raise short-term interest rates during the first half of Putnam Tax Exempt Money Market Fund's fiscal year produced higher yields across the entire spectrum of money market securities. Our efforts to position the portfolio to capture these rising yields by reducing the fund's average days to maturity was successful, although the fund underperformed its benchmark index, the Merrill Lynch 91-Day Treasury Bill Index, which is composed solely of short-term taxable securities. By shifting the focus of the fund from fixed-rate to floating-rate tax-free money market securities in advance of the rate increases, we made the portfolio more sensitive to the rise in interest rates and were able to boost its earnings potential. Consequently, the fund's 7-day yield rose from 0.90% on September 30, 2004, to 1.45% on March 31, 2005. The fund's results were in line with the average return for its Lipper peer group, Tax-Exempt Money Market Funds.


---------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 3/31/05
---------------------------------------------------
                                              Fund
Class A                                      shares
(inception 10/26/87)                         at NAV
---------------------------------------------------
6 months                                      0.57%
---------------------------------------------------
1 year                                        0.81
---------------------------------------------------
5 years                                       7.74
Annual average                                1.50
---------------------------------------------------
10 years                                     24.77
Annual average                                2.24
---------------------------------------------------
Annual average
(life of fund)                                2.94
---------------------------------------------------
Current return (end of period)
---------------------------------------------------
Current 7-day yield (with expense limitation) 1.45
---------------------------------------------------
Taxable equivalent                            2.23
---------------------------------------------------
Current 7-day yield
(without expense limitation)                  1.38
---------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate. Performance assumes reinvestment of distributions. For a portion of the period, this fund limited expenses, without which returns would have been lower. For the most recent month-end performance, visit www.putnaminvestments.com. Yield more closely reflects current performance than total return. Taxable equivalent assumes the 35% 2005 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. Investment income from federally exempt funds may be subject to state and local taxes.

FUND PROFILE

Putnam Tax Exempt Money Market Fund is designed for investors seeking as high a level of current income exempt from federal income tax as we believe is consistent with capital preservation, stability of principal, and maintenance of liquidity.


Market overview

During the first half of the fund's fiscal year, the U.S. economy continued to expand at a moderate rate, supported by respectable corporate earnings and an improving employment picture. However, concerns about the long-term impact of higher oil prices and interest rates dogged investors, as the Fed continued to assess the impact of its rate increases on the direction of economic growth and earnings.

Given the stronger economy, the Fed's focus has gradually shifted from adjusting interest-rate policy to generating a self-sustaining recovery to, most recently, attempting to contain inflation. During the six months ended March 31, 2005, the Fed raised short-term interest rates four times in quarter-point (0.25%) increments to increase the benchmark federal funds rate, the rate banks charge each other for overnight loans, from 1.75% to 2.75%. The stated goal of this gradual approach has been to avoid any aggressive tightening that could derail the expansion.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lipper Tax-Exempt Money Market Funds category average                   0.52%
-------------------------------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill Index (short-maturity
U.S. Treasury bills)                                                    1.06%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          1.22%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.47%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.88%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                               7.71%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                               8.00%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/05.
-------------------------------------------------------------------------------

Strategy overview

Anticipating the Fed's commitment to bringing short-term interest rates back to more neutral levels, we'd taken steps to increase the fund's sensitivity to rising interest rates prior to the start of the fiscal year. As a result, the fund began the fiscal year with a 79.2% weighting in variable-rate demand notes (VRDNs). These securities are particularly responsive to changes in interest rates since their coupons reset daily or weekly. Our positioning had the effect of shortening the portfolio's average days to maturity to 30 days on the eve of the new fiscal year, which started on October 1, 2004, and increasing its income potential in a rising-rate environment. By the end of the reporting period, the portfolio's average days to maturity was even shorter, at 28 days.

Integral to our thinking at the time was the fact that fixed-rate tax-exempt notes and tax-exempt commercial paper were not attractively priced. We decided to wait for rates to rise, at which time we would consider increasing the weighting of these securities in the portfolio. This opportunity came in the final months of the semiannual period.

During the course of any given calendar year, the tax-exempt money market is influenced by supply/demand factors that may increase or ease demand for tax-free money market securities, which in turn helps to influence the direction of rates. Over the period, we identified these factors and selectively increased the fund's allocation to tax-exempt notes, which generally mature within 13 months or 397 days from the date of purchase, and tax-exempt commercial paper, which generally matures in 30 to 120 days. By holding these longer-maturity money market securities, we are able to lock in attractive yields for a longer period of time. This helps us reduce the volatility in the fund to a greater extent than we could achieve through investments in VRDNs.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION COMPARED]

PORTFOLIO COMPOSITION COMPARED

                            as of 9/30/04         as of 3/31/05

Variable-rate
demand notes                    79.2%                 66.4%

Tax-exempt notes                11.5%                 18.5%

Commercial paper                 6.0%                 11.7%

Mandatory puts                   3.3%                  3.4%

Footnote reads:
This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of market value.
Holdings will vary over time.


How fund holdings affected performance

In the weeks leading up to the close of the reporting period, we began to see some favorable price movement in the tax-exempt commercial paper market, finding the best value in the 30- to 60-day range. We purchased tax-exempt commercial paper issued by Yale University and Duke University, which rank among the most elite colleges and universities in the world and possess market demand and pricing power rivaled by few institutions in higher education. Their extensive endowments provide an abundant financial cushion for debt service on their commercial paper. Yale, with an endowment of $12.7 billion, ranked second, and Duke, with an endowment of $3.3 billion, ranked sixteenth of 741 domestic institutions in a 2004 study by the National Association of College and University Business Officers.

We also saw buying opportunities in the tax-exempt note market around the same time. State and local government typically issue tax-exempt notes to help cover short-term gaps in funding. We purchased general obligation tax-exempt notes issued by the State of Illinois that are backed by the state's full faith and credit. The state has pledged all revenues from its General Fund, which will provide 1.2 times the amount of debt service coverage and 1.6 times when the state's Budget Stabilization Fund is included.

VRDNs represented the largest sector allocation throughout the first half of the fund's fiscal year. However, we pared back investments in these floating-rate securities during the six-month period to further diversify the portfolio and help reduce volatility. The VRDNs that we purchase are often supported by some form of liquidity or third-party credit support. This can take the form of a letter of credit (LOC) from a major commercial bank, or the VRDN can be insured and have a standby bond purchase agreement (SBPA) from a commercial bank or insurer. The four main bond insurers -- Ambac, FGIC, FSA, and MBIA -- retain an abundant amount of hard capital and generally have very strong claims-paying abilities. The Dexia Group, which is a Belgian bank with a very large client base and a number of project financial services businesses, issues SBPAs. Though Dexia is not a holding of the fund, a number of securities held by the fund use Dexia as their liquidity provider. Dexia operates strong retail banking and asset management franchises and ranks among the 15 largest banks in Europe.

------------------------------------------------------------------------------
PERFORMANCE COMPARISONS (3/31/05)
------------------------------------------------------------------------------
                                          Current return*    After-tax return
------------------------------------------------------------------------------
Regular savings account                        0.50%              0.33%
------------------------------------------------------------------------------
Taxable money market fund 7-day yield          2.13               1.38
------------------------------------------------------------------------------
3-month certificate of deposit                 2.97               1.93
------------------------------------------------------------------------------
Putnam Tax Exempt Money
Market Fund 7-day yield                        1.45               1.45
------------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings accounts and on bank certificates of deposit (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 35% maximum federal income tax rate.

During the period, the fund limited expenses, without which yields would have been lower.

* Sources: Bank of America (regular savings account), imoneynet's Money Fund Report (taxable money market fund compound 7-day yield), and Federal Reserve Board of Governors (3-month CDs).


At the end of the reporting period, the fund's largest LOC providers were Wachovia Bank and JPMorgan Chase Bank. Headquartered in Charlotte, North Carolina, Wachovia is the fourth-largest bank holding company in the United States and operates its full service banking offices along the East Coast. The company is the third-largest provider of retail brokerage services through its Prudential Securities arm. JPMorgan Chase, based in New York City, is the second-largest bank in the United States and provides financial services worldwide. The firm is a leading investment bank, asset manager, and provider of credit card services for business, institutions, and individuals alike.

On March 31, 2005, the fund's investments in VRDNs, tax-exempt notes, and municipal commercial paper stood at 66.4%, 18.5%, and 11.7%, respectively.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

An expense limitation has been in place since January 2003 to provide a more attractive yield for Putnam Tax Exempt Money Market Fund's shareholders during a period of extremely low interest rates. The expense limitation continues through June 30, 2005.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Economic growth has continued to be stronger than expected and the impact of the Fed's seven 0.25% short-term rate increases since June 30, 2004, has only recently begun to ripple out across the yield curve. Based on sustained solid economic growth and continued robust corporate earnings, we expect the Fed to maintain its policy of increasing rates through the remainder of 2005. Furthermore, we believe that additional rate increases will produce rising yields among bonds with shorter maturities and could cause further flattening of the yield curve if short-term rates should rise faster than long-term rates.

We also expect more Fed tightening than is currently anticipated by the tax-exempt market, which means that we believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. In light of that, we expect to keep the portfolio responsive to rising interest rates, accruing the incremental income that comes with holding shorter-maturity money market instruments.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.


Your fund's management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader and Jonathan Topper is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $10,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joanne Driscoll is also a Portfolio Leader of Putnam Money Market Fund and Putnam Prime Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Money Market Fund and Putnam Prime Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Members did not change during the year ended March 31, 2005.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended March 31, 2005. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

TOTAL RETURN AND COMPARATIVE INDEX RESULTS FOR PERIODS ENDED 3/31/05

                                            Merrill Lynch     Lipper Tax-
                                               91-Day        Exempt Money
                               Fund shares  Treasury Bill    Market Funds
                                 at NAV        Index       category average*
------------------------------------------------------------------------------
6 months                          0.57%        1.06%             0.52%
------------------------------------------------------------------------------
1 year                            0.81         1.67              0.76
------------------------------------------------------------------------------
5 years                           7.74        14.72              7.32
Annual average                    1.50         2.78              1.42
------------------------------------------------------------------------------
10 years                         24.77        48.71             24.61
Annual average                    2.24         4.05              2.22
------------------------------------------------------------------------------
Annual average
(life of fund, since 10/26/87)    2.94         4.88              2.95
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current 7-day yield 1
(with expense limitation)         1.45
------------------------------------------------------------------------------
Taxable equivalent 2              2.23
------------------------------------------------------------------------------
Current 7-day yield
(without expense limitation)      1.38
------------------------------------------------------------------------------
Current 30-day yield 1
(with expense limitation)         1.30
------------------------------------------------------------------------------
Taxable equivalent 2              2.00
------------------------------------------------------------------------------
Current 30-day yield
(without expense limitation)      1.22
------------------------------------------------------------------------------

  Performance assumes reinvestment of distributions and does not account for taxes. There is no sales charge. For a portion of the period, this fund limited expenses, without which returns and yields would have been lower. Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/05, there were 131, 129, 106, and 87 funds, respectively, in this Lipper category.

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.

2 Assumes the 35% 2005 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. Capital gains, if any, are taxable for federal and in most cases, state purposes. Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax.


------------------------------------------------------------------------------
DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/05
------------------------------------------------------------------------------
Distributions (number)                                             6
------------------------------------------------------------------------------
Income                                                         $0.005713
------------------------------------------------------------------------------
Total                                                          $0.005713
------------------------------------------------------------------------------

Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Money Market Fund from October 1, 2004, to March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/05
------------------------------------------------------------------------------
                                                                       Class A
------------------------------------------------------------------------------
Expenses paid per $1,000*                                                $2.85
------------------------------------------------------------------------------
Ending value (after expenses)                                        $1,005.70
------------------------------------------------------------------------------

* Expenses are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2005, use the calculation method below. To find the value of your investment on October 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                                Expenses paid            expenses
investment on 10/1/04  [DIV]    $1,000   X   per $1,000             = paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000                [DIV]    $1,000   X  $2.85 (see table above) = $28.50
------------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/05
------------------------------------------------------------------------------
                                                                      Class A
------------------------------------------------------------------------------
Expenses paid per $1,000*                                               $2.87
------------------------------------------------------------------------------
Ending value (after expenses)                                       $1,022.09
------------------------------------------------------------------------------

* Expenses are calculated using the fund's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISON USING ANNUALIZED DATA
------------------------------------------------------------------------------
                                                                      Class A
------------------------------------------------------------------------------
Your fund's annualized
expense ratio                                                            0.57%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+                                             0.57%
------------------------------------------------------------------------------

+ Simple average of the expenses of all funds in the fund's Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lipper Tax-Exempt Money Market Funds category average is an arithmetic average of the total return of all Lipper Tax-Exempt Money Market Funds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
March 31, 2005 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
BAN                   Bond Anticipation Notes
FGIC                  Financial Guaranty Insurance Company
FSA                   Financial Security Assurance
G.O. Notes            General Obligation Notes
LOC                   Letter of Credit
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
TAN                   Tax Anticipation Notes
TRAN                  Tax Revenue Anticipation Notes
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (100.0%) (a)
Principal amount                                     Rating (RAT)         Value

Colorado (4.2%)
-------------------------------------------------------------------------------
    $1,000,000 CO State TRAN, 3s, 6/27/05            MIG1            $1,003,415
     4,250,000 U. of CO Hosp. Auth. VRDN, Ser. B,
               2.3s, 11/15/35 (Citibank (LOC)        VMIG1            4,250,000
                                                                 --------------
                                                                      5,253,415

Connecticut (8.9%)
-------------------------------------------------------------------------------
     5,500,000 CT State Commercial Paper (Yale U.),
               Ser. S-2, 1.97s, 4/5/05               A-1+             5,500,000
     5,475,000 CT State Special Tax Oblig. VRDN
               (Trans. Infrastructure), Ser. 1,
               FGIC, 2.27s, 9/1/20                   VMIG1            5,475,000
                                                                 --------------
                                                                     10,975,000

Florida (5.6%)
-------------------------------------------------------------------------------
     2,000,000 Brevard Cnty., School Dist. TAN, 3s,
               6/30/05                               MIG1             2,006,620
     4,425,000 FL Gulf Coast U. Fin. Corp. VRDN
               (Cap. Impt.), 2.27s, 12/1/33
               (Wachovia Bank, NA (LOC)              VMIG1            4,425,000
       550,000 Tampa Bay, Wtr. Util. Syst. VRDN
               (Wtr. Supply Auth.), 2.35s, 10/1/31
               (Bank of America, NA (LOC)            VMIG1              550,000
                                                                 --------------
                                                                      6,981,620

Georgia (7.7%)
-------------------------------------------------------------------------------
     5,500,000 Atlanta, Wtr. & Waste Wtr. VRDN,
               Ser. B, FSA, 2.25s, 11/1/38           VMIG1            5,500,000
     4,000,000 Gwinnett Cnty., Hosp. Auth. VRDN
               (Gwinnett Hosp. Syst.), Ser. A,
               2.29s, 10/1/32 (Suntrust Bank (LOC)   VMIG1            4,000,000
                                                                 --------------
                                                                      9,500,000

Idaho (1.6%)
-------------------------------------------------------------------------------
     2,000,000 ID State TAN, 3s, 6/30/05             MIG1             2,007,016

Illinois (4.9%)
-------------------------------------------------------------------------------
     1,000,000 IL Fin. Auth. VRDN (Northwestern
               U.), Subser. A, 2.21s, 12/1/34        VMIG1            1,000,000
     5,000,000 IL State G.O. Notes, 3s, 6/3/05       MIG1             5,008,452
                                                                 --------------
                                                                      6,008,452

Indiana (7.2%)
-------------------------------------------------------------------------------
     3,335,000 IN Hlth. Fac. Fin. Auth. VRDN
               (Fayette Memorial Hosp. Assn.),
               Ser. A, 2.34s, 10/1/32 (U.S.
               Bank N.A. (LOC)                       A-1+             3,335,000
     5,600,000 IN Muni. Pwr. Agcy. Supply Syst.
               VRDN, Ser. A, 2.3s, 1/1/18 (Toronto
               Dominion Bank (LOC)                   VMIG1            5,600,000
                                                                 --------------
                                                                      8,935,000

Kentucky (4.4%)
-------------------------------------------------------------------------------
     5,435,000 KY Econ. Dev. Fin. Auth. Hosp. Fac.
               VRDN (Baptist Hlth. Care), Ser. B,
               MBIA, 2.26s, 8/15/31                  VMIG1            5,435,000

Maine (3.9%)
-------------------------------------------------------------------------------
               ME State BAN
     1,800,000 3s, 6/23/05                           MIG1             1,805,370
     1,000,000 3s, 6/23/05                           MIG1             1,002,443
     2,000,000 ME State TAN, 3s, 6/30/05             SP-1+            2,006,966
                                                                 --------------
                                                                      4,814,779

Maryland (0.8%)
-------------------------------------------------------------------------------
     1,000,000 MD State Trans. Auth. VRDN
               (Baltimore/Washington Arpt.),
               Ser. A, 2.22s, 7/1/13 (State Street
               Bank & Trust Co. (LOC)                VMIG1            1,000,000

Massachusetts (4.0%)
-------------------------------------------------------------------------------
     5,000,000 MA State Commercial Paper (Harvard
               U.), Ser. EE, 1.95s, 4/1/05           P-1              5,000,000

Michigan (4.9%)
-------------------------------------------------------------------------------
     2,000,000 MI Muni. Board Auth. Rev. Bonds
               (Detroit School Dist.), Ser. A,
               3 3/4s, 3/21/06 (JPMorgan Chase Bank
               (LOC)                                 SP-1+            2,022,752
     4,000,000 MI State G.O. Notes, Ser. A, 3 1/2s,
               9/30/05                               MIG1             4,029,447
                                                                 --------------
                                                                      6,052,199

Missouri (2.5%)
-------------------------------------------------------------------------------
               MO State Hlth. & Edl. Fac. Auth.
               VRDN
     1,750,000 (Christian Brothers), Ser. A, 2.34s,
               10/1/32 (U.S. Bank N.A. (LOC)         A-1+             1,750,000
     1,285,000 (Cox Hlth. Syst.), AMBAC, 2.33s,
               6/1/22                                VMIG1            1,285,000
                                                                 --------------
                                                                      3,035,000

Montana (0.2%)
-------------------------------------------------------------------------------
       300,000 Montana State Hlth. Fac. Auth. VRDN
               (Hlth. Care Pooled Loan Program),
               Ser. A, FGIC, 2.3s, 12/1/15           VMIG1              300,000

New Jersey (1.6%)
-------------------------------------------------------------------------------
     2,000,000 NJ State TAN, 3s, 6/24/05             SP-1+            2,006,856

North Carolina (3.2%)
-------------------------------------------------------------------------------
     4,000,000 NC State Commercial Paper (Duke U.),
               2.02s, 5/5/05                         P-1              4,000,000

Ohio (12.5%)
-------------------------------------------------------------------------------
     5,435,000 Hamilton Cnty., Hlth. Care Facs.
               VRDN (Deaconess Long Term Care),
               Ser. A, 2.29s, 5/15/30 (LaSalle Bank
               N.A. (LOC)                            VMIG1            5,435,000
     5,500,000 OH State Air Quality Dev. Auth.
               VRDN (Columbus Southern), Ser. C,
               2.31s, 12/1/38 (BNP Paribas (LOC)     VMIG1            5,500,000
     4,500,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac. VRDN (OH Edison Co.),
               Ser. B, 2.37s, 9/1/18
               (Wachovia Bank, NA (LOC)              VMIG1            4,500,000
                                                                 --------------
                                                                     15,435,000

Pennsylvania (5.3%)
-------------------------------------------------------------------------------
               Allegheny Cnty., Hosp. Dev. Auth.
               VRDN (Hlth. Ctr. Presbyterian), MBIA
     1,900,000 Ser. A, 2.3s, 3/1/20                  VMIG1            1,900,000
     2,300,000 Ser. D, 2.3s, 3/1/20                  VMIG1            2,300,000
     2,400,000 New Garden, Gen. Auth. VRDN (Muni.
               Pooled Fin. Program I), AMBAC, 2.3s,
               11/1/29                               A-1+             2,400,000
                                                                 --------------
                                                                      6,600,000

Rhode Island (2.7%)
-------------------------------------------------------------------------------
     3,300,000 RI State Hlth & Edl. Bldg. Corp.
               VRDN (Higher Ed. Fac. Brown U.),
               Ser. B, 2.23s, 9/1/43                 VMIG1            3,300,000

Texas (3.4%)
-------------------------------------------------------------------------------
     4,150,000 Richardson, Indpt. School Dist.
               Mandatory Put Bonds, PSFG, 1.1s,
               4/1/05                                MIG1             4,150,000

Virginia (3.8%)
-------------------------------------------------------------------------------
     4,750,000 Clarke Cnty., Indl. Dev. Auth. Hosp.
               Facs. VRDN (Winchester Med. Ctr.,
               Inc.), FSA, 2.27s, 1/1/30             VMIG1            4,750,000

West Virginia (3.5%)
-------------------------------------------------------------------------------
     4,290,000 Monongalia Cnty., Bldg. Cmnty. Hosp.
               VRDN (Monongalia Gen. Hosp.),
               Ser. A, 2.29s, 7/1/17 (JPMorgan
               Chase Bank (LOC)                      VMIG1            4,290,000

Wyoming (3.2%)
-------------------------------------------------------------------------------
     4,000,000 Gillette, Poll. Control VRDN, 2.3s,
               1/1/18 (Barclays Bank PLC (LOC)       VMIG1            4,000,000
-------------------------------------------------------------------------------
               Total Investments
               (cost $123,829,337)                                 $123,829,337
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $123,844,031.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2005. Securities rated by Putnam are indicated by "/P" . Security ratings are defined in the Statement of Additional Information.

      The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at March 31, 2005.

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.

      The fund had the following industry group concentrations greater than 10% at March 31, 2005
      (as a percentage of net assets):

             Health care             22.0%
             Education               20.2
             Utilities               19.3

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
March 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)            $123,829,337
-------------------------------------------------------------------------------
Cash                                                                    4,237
-------------------------------------------------------------------------------
Interest and other receivables                                        522,661
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                163,823
-------------------------------------------------------------------------------
Total assets                                                      124,520,058

Liabilities
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            473,758
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          101,756
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)              9,479
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 24,065
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,209
-------------------------------------------------------------------------------
Other accrued expenses                                                 65,760
-------------------------------------------------------------------------------
Total liabilities                                                     676,027
-------------------------------------------------------------------------------
Net assets                                                       $123,844,031

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Note 4)           $123,837,872
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                            7,561
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                  (1,402)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $123,844,031

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value, offering and redemption price per class A
share ($123,844,031 divided by 123,837,872 shares)                      $1.00
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2005 (Unaudited)

Interest income:                                                   $1,085,024
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      284,019
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                       91,401
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                 1,581
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              6,244
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       13,331
-------------------------------------------------------------------------------
Other                                                                  75,506
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 5)                                     1,249
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 5)                               (1,249)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                       (109,420)
-------------------------------------------------------------------------------
Total expenses                                                        362,662
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (1,494)
-------------------------------------------------------------------------------
Net expenses                                                          361,168
-------------------------------------------------------------------------------
Net investment income                                                 723,856
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 $723,856
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    March 31     September 30
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                               $723,856         $610,247
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                           723,856          610,247
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                              (722,156)        (610,247)
-------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)   (450,709)     (24,309,763)
-------------------------------------------------------------------------------
Total decrease in net assets                        (449,009)     (24,309,763)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              124,293,040      148,602,803
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $7,561 and $5,861,
respectively)                                   $123,844,031     $124,293,040
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                      .0057 (c)       .0044 (c)       .0065 (c)       .0114           .0286           .0333
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments              --              --              -- (d)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .0057           .0044           .0065           .0114           .0286           .0333
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                         (.0057)         (.0044)         (.0065)         (.0114)         (.0286)         (.0333)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.0057)         (.0044)         (.0065)         (.0114)         (.0286)         (.0333)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       .57*            .44             .65            1.15            2.90            3.38
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $123,844        $124,293        $148,603        $113,068        $105,637         $94,710
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .29 (c)*        .60 (c)         .64 (c)         .76             .73             .73
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .57 (c)*        .47 (c)         .62 (c)        1.08            2.87            3.33
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended March 31, 2005, September 30, 2004 and September 30, 2003 reflect a reduction of 0.09%, 0.20% and 0.15%, respectively, of average net assets for class A shares (Note 2).

(d) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
March 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax Exempt Money Market Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC believes is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of high-quality short-term tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/ accreted at a constant rate until maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2005 $1,402 of losses recognized during the period November 1, 2003 to September 30, 2004.

The aggregate identified cost on a financial reporting and tax basis is the same.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions of capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2005, to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2005, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 0.60% of the fund's average net assets.

For the period ended March 31, 2005, the fund's expenses were limited to the lower of the limits specified above and accordingly, Putnam
Management waived $109,420 of its management fee from the fund.

For the period ended March 31, 2005, Putnam Management has assumed $1,249 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended March 31, 2005, the fund paid PFTC $92,982 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2005, the fund's expenses were reduced by $1,494 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $577, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets. The Trustees currently have not approved payments under the plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2005 Putnam Retail Management, acting as underwriter, received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2005, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $180,582,776 and $180,925,000, respectively.

Note 4
Capital shares

At March 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                    Six months        Year ended
                                ended March 31,     September 30,
                                          2005              2004
----------------------------------------------------------------
Class A
----------------------------------------------------------------
Shares sold                         53,850,809       102,112,246
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       697,631           546,367
----------------------------------------------------------------
                                    54,548,440       102,658,613

Shares repurchased                 (54,999,149)     (126,968,376)
----------------------------------------------------------------
Net decrease                          (450,709)      (24,309,763)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission (the "SEC") and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting, consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                                       Votes             Votes
                                        For             Withheld
-----------------------------------------------------------------
Jameson A. Baxter                   72,439,184         3,646,556
Charles B. Curtis                   72,416,361         3,669,379
Myra R. Drucker                     72,369,192         3,716,548
Charles E. Haldeman, Jr.            72,390,750         3,694,990
John A. Hill                        72,414,257         3,671,483
Ronald J. Jackson                   72,439,184         3,646,556
Paul L. Joskow                      72,407,630         3,678,110
Elizabeth T. Kennan                 72,429,561         3,656,179
John H. Mullin, III                 72,403,610         3,682,130
Robert E. Patterson                 72,421,101         3,664,639
George Putnam, III                  72,423,524         3,662,216
A.J.C. Smith*                       72,415,533         3,670,207
W. Thomas Stephens                  72,411,450         3,674,290
Richard B. Worley                   72,420,685         3,665,055

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                   62,021,593         5,198,829         8,865,318

 * Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to nearest whole number.

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                   62,245,819         5,681,014         8,158,907

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                   65,856,183         1,941,430         8,288,127

January 10, 2005 meeting

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                   63,703,148         2,333,340        10,578,836

All tabulations are rounded to nearest whole number.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address chang on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President, Compliance
Liaison and Staff Counsel

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA057-223907  5/05

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2005